COMMITMENTS AND CONTINGENCIES	12 Months Ended
Nov. 25, 2018
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 13: COMMITMENTS AND CONTINGENCIES

Lease Commitments

The Company is obligated under operating leases and lease financing obligations for manufacturing, finishing and distribution facilities, office space, retail stores and equipment.

At November 25, 2018, future minimum payments under operating leases and lease financing obligations were as follows:

Future Minimum Payments
(Dollars in thousands)
2019	$215,634
2020	185,902
2021	152,512
2022	129,675
2023	98,319
Thereafter	281,482

Total future minimum lease payments	$1,063,524

In general, leases relating to real estate may include renewal options of various length. The San Francisco headquarters office lease contains multiple renewal options of up to 57 years. Rental expense for the years ended November 25, 2018, November 26, 2017 and November 27, 2016 was $258.6 million, $220.2 million and $204.6 million, respectively. At November 25, 2018, the lease financing obligation balance was $34.0 million, the majority of which is recorded in “Other long-term liabilities”. The remaining minimum payments under the lease financing obligations are $43.8 million. The lease financing obligation balance at the end of the lease term will be approximately $21.1 million which approximates the net book value of the buildings to be relinquished to the lessor. As of November 25, 2018, and November 26, 2017, the gross carrying values of assets related to build-to-suit lease arrangements accounted for as lease financing obligations were $44.6 million and $34.0 million, respectively, with associated accumulated depreciation of $3.1 million and $1.8 million, respectively.

Forward Foreign Exchange Contracts

The Company uses over-the-counter derivative instruments to manage its exposure to foreign currencies. The Company is exposed to credit loss in the event of nonperformance by the counterparties to the forward foreign exchange contracts. However, the Company believes that its exposures are appropriately diversified across counterparties and that these counterparties are creditworthy financial institutions. See Note 5 for additional information.

Other Contingencies

Litigation.    In the ordinary course of business, the Company has various pending cases involving contractual matters, facility and employee-related matters, distribution matters, product liability claims, trademark infringement and other matters. The Company does not believe any of these pending legal proceedings will have a material impact on its financial condition, results of operations or cash flows.

Customs Duty Audits.    The Company imports both raw materials and finished garments into all of its operating regions and as such, is subject to numerous countries’ complex customs laws and regulations with respect to its import and export activity. The Company is currently undergoing audit assessments and the related legal appeal processes with various customs authorities. While the Company is vigorously defending its position and does not believe any of the claims for customs duty and related charges have merit, the ultimate resolution of these assessments and legal proceedings are subject to risk and uncertainty.